Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of October 6, 2006

to

CREDIT AGREEMENT

Dated as of June 30, 2006

THIS AMENDMENT NO. 1 (“Amendment”) is made as of October 6, 2006 (the “Effective Date”) by and among Cytyc Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and SunTrust Bank, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 30, 2006 by and among the Borrower, the Lenders and the Administrative Agent (as modified by that certain Waiver No. 1 dated as of September 13, 2006 (the “Waiver”) and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The Commitments of the Lenders are amended as set forth on Annex I hereto. Any new Lender signatory hereto which was not party to the Credit Agreement prior to the date hereof (each such Lender, a “New Lender”) shall be deemed to be a Lender for all purposes under the Credit Agreement. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

(b) Subject to the consummation of the Proposed Acquisition (as defined in the Waiver), Section 1.1 is amended to restate the definition of “Agreed Currencies” in its entirety to read as follows:

““Agreed Currencies” means (a) Dollars, (b) euro, (c) Pounds Sterling, (d) Japanese Yen, (e) Swiss Francs, (f) Australian Dollars and (g) such other currencies as are acceptable to each Lender.”

(c) Subject to the consummation of the Proposed Acquisition, Section 1.1 is amended to insert the following new definition in the appropriate alphabetical order:

““Australian Dollars” means the lawful currency of Australia.”

(d) Section 1.1 is amended to amend the definitions of “Issuing Bank”, “Prime Rate” and “Swingline Lender” by (i) deleting the references to “JPMorgan Chase Bank, National Association” appearing in each such definition and inserting “SunTrust Bank” in lieu thereof and (ii) deleting the reference to “New York City” appearing in the definition of “Prime Rate” and inserting “Atlanta” in lieu thereof.

(e) Section 2.18(a) is amended to delete the reference to “270 Park Avenue, New York, New York 10017” appearing therein and inserting “303 Peachtree Street, 25th Floor, Atlanta, Georgia 30308” in lieu thereof.

(f) Section 2.20 is amended to delete the reference to “$300,000,000” appearing therein and inserting “$500,000,000” in lieu thereof.

(g) Subject to the consummation of the Proposed Acquisition, Sections 6.03(a), 6.04 and 6.06 are each amended by inserting the following sentence at the end thereof:

“In addition, the Borrower may effect the transfer of ownership of shares in Vision Systems Limited from a Domestic Subsidiary to a Subsidiary organized under the laws of Australia or any political subdivision thereof.”

(h) Subject to the consummation of the Proposed Acquisition, Section 6.04(a) is amended and restated in its entirety to read as follows:

“(a) Permitted Investments and, in the case of a Subsidiary organized under the laws of Australia or any political subdivision thereof, investments in the Australian market of a quality comparable to those described in the definition of Permitted Investments;”

(i) Section 9.01(a)(ii) is amended to restate clauses (ii), (iii) and (iv) in their entirety as follows:

“(ii) if to the Administrative Agent, to it at SunTrust Bank, Healthcare Finance, Attention of Audrey Soskin (Telecopy No. (615) 748-5269) with a copy to Agency Services, Attention of Tecla Hurley (Telecopy No. (404) 221-2001);

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(iii) if to the Issuing Bank, to it at SunTrust Bank, Agency Services, Attention of Tecla Hurley (Telecopy No. (404) 221-2001);

(iv) if to the Swingline Lender, to it at SunTrust Bank, Agency Services, Attention of Tecla Hurley (Telecopy No. (404) 221-2001); and”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent and the Lenders shall have administered the reallocation of the aggregate Revolving Credit Exposures among the Lenders such that after giving effect to the amendments to the Commitments pursuant hereto, each Lender’s Applicable Percentage of the aggregate Revolving Credit Exposures is equal to such Lender’s Applicable Percentage of the total Commitments and (b) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each Lender increasing its Commitment pursuant to Section 1(a) above, the Required Lenders (it being understood and agreed, however, that the effectiveness of the amendments described in Sections 1(b) and 1(c) above shall require the written consent of each Lender) and the Administrative Agent and counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) from the Borrower for the account of (A) each existing Lender which is increasing its Commitment pursuant hereto and (B) each New Lender, in each case an upfront fee in the amount of 0.10% of such existing Lender’s incremental portion of its increased Commitment and 0.10% of such New Lender’s new Commitment, (iii) certified resolutions of the Borrower and each Subsidiary Guarantor (in form and substance reasonably acceptable to the Administrative Agent) authorizing the execution, delivery and performance of this Amendment and of the Credit Agreement as amended hereby, an opinion of counsel in form and substance reasonably acceptable to the Administrative Agent and such other instruments and documents as are reasonably requested by the Administrative Agent and (iv) payment and/or reimbursement of the Administrative Agent’s reasonable fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

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(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CYTYC CORPORATION, as the Borrower

By:	/s/ Patrick J. Sullivan
Name:	Patrick J. Sullivan
Title:	Chairman and CEO

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

SUNTRUST BANK, individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Director

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

BANK OF AMERICA, N.A., individually as a Lender and as Syndication Agent

By:	/s/ Linda Alto
Name:	Linda Alto
Title:	SVP

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

CITIZENS BANK OF MASSACHUSETTS,
individually as a Lender and as Co-Documentation Agent

By:	/s/ R. Scott Haskell
Name:	R. Scott Haskell
Title:	Senior Vice President

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
individually as a Lender

By:	/s/ Barry O’Brien
Name:	Barry O’Brien
Title:	Authorised Signatory

By:	/s/ Gwen Evans
Name:	Gwen Evans
Title:	Authorised Signatory

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ Matt Jurgens
Name:	Matt Jurgens
Title:	Vice President

Signature Page to Amendment No. 1

Credit Agreement dated as of June 30, 2006

Cytyc Corporation

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of June 30, 2006 (as modified by that certain Waiver No. 1 dated as of September 13, 2006 and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Cytyc Corporation, a Delaware corporation (the “Borrower”) the Lenders and SunTrust Bank, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of October 6, 2006 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated. In furtherance of the foregoing, each of the undersigned acknowledges that SunTrust Bank has succeeded to the role of Administrative Agent and agrees that SunTrust Bank shall be deemed to be the successor Administrative Agent in favor of which the Subsidiary Guaranty has previously been executed and delivered.

Dated October 6, 2006

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

CYTYC LIMITED PARTNERSHIP, by Cytyc Corporation, its General Partner

By:	/s/ Patrick J. Sullivan
Name:	Patrick J. Sullivan
Title:	President and Chief Executive Officer

CYTYC SURGICAL PRODUCTS

By:	/s/ Patrick J. Sullivan
Name:	Patrick J. Sullivan
Title:	President and Chief Executive Officer

CYTYC SURGICAL PRODUCTS II, INC.

By:	/s/ Patrick J. Sullivan
Name:	Patrick J. Sullivan
Title:	President and Chief Executive Officer

Signature Page to Consent and Reaffirmation

ANNEX I

COMMITMENTS

LENDER	COMMITMENT
SUNTRUST BANK	$85,000,000
BANK OF AMERICA, N.A.	$85,000,000
CITIZENS BANK OF MASSACHUSETTS	$55,000,000
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND	$50,000,000
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	$35,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$25,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$10,000,000
TOTAL COMMITMENTS	$345,000,000